UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CCFNB BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2011
Annual Meeting
of Stockholders
and Proxy Statement

PLEASE COMPLETE, SIGN, DATE AND RETURN
YOUR PROXY PROMPTLY
Tuesday, May 10, 2011
10:00 A.M.
First Columbia Bank & Trust Co.
Operations Center
Located at 992 Central Road,
Bloomsburg, Pennsylvania

March 30, 2011
Dear CCFNB Stockholder:
You are cordially invited to join us at the 2011 Annual Meeting of Stockholders of CCFNB Bancorp, Inc. (the “Corporation”) at the Operations Center of First Columbia Bank & Trust Co. (the “Bank”) located at 992 Central Road, Bloomsburg, Pennsylvania, on Tuesday, May 10, 2011 at 10:00 A.M.
At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for most stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to submit any questions you may have prior to the Annual Meeting to allow us time to gather information to adequately answer your questions at the meeting. We also encourage you to visit our website at www.firstcolumbiabank.com for up-to-the-moment news about the Corporation. As an alternative, you may call for current news releases via our facsimile on demand service at (570) 387-4454.
We are making available to you our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and a proxy card. Please submit your proxy. Your vote is important. Brokers holding shares in “street” name for their customers generally may not vote on certain matters, such as the election of directors, unless they receive voting instructions from their customers. Such shares for which brokers have not received voting instructions from their customers are called “broker non-votes.” If your shares are held in “street” name, we encourage you to instruct your broker as to how you want them to vote your shares.
Securities and Exchange Commission Rules permit companies to furnish proxy materials to their stockholders by the Internet. We have mailed to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K by the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper copy of the proxy materials.
The Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about March 30, 2011. The Proxy Statement is being made available to our stockholders on or about March 30, 2011.
Thank you for your support of CCFNB Bancorp, Inc.
Sincerely,
/s/ Lance O. Diehl
Lance O. Diehl
President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	May 10, 2011
TIME:	10:00 A.M.
PLACE:	First Columbia Bank & Trust Co.
Operations Center
992 Central Road,
Bloomsburg, PA
MATTERS TO BE VOTED UPON:
1.	Election of four Class 1 directors to hold office for a three-year term;

2.	Amend Article 4 of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 5,000,000 to 15,000,000;

3.	Ratification of the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, of Kingston Pennsylvania, as the independent registered public accounting firm for the Corporation for the year ending December 31, 2011; and

4.	Any other matters that may properly come before the meeting.
YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF CLASS 1 DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AND FOR THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP.
Stockholders who are holders of record of the Common Stock at the close of business on March 17, 2011 will be entitled to vote at the meeting.

IF YOU PLAN TO ATTEND:
If you wish to attend, please indicate your intention by checking the box that appears on the proxy card or when prompted when voting by Internet or telephone. Light refreshments will be served; however, lunch will not be provided.
It will be helpful to us if you will read the Proxy Statement and the voting instructions on the proxy card, and then vote by filling out, signing and dating the proxy card and returning it by mail in the postage pre-paid envelope. You may also vote by either Internet or telephone. If you attend the meeting, you may withdraw your proxy and vote in person.
/s/ Lance O. Diehl

LANCE O. DIEHL	Bloomsburg, Pennsylvania
President & Chief Executive Officer	March 30, 2011

CCFNB BANCORP, INC.
PROXY STATEMENT
For the Annual Meeting of Stockholders to be held May 10, 2011

◆	Matter to be voted upon.

QUESTIONS AND ANSWERS
Q.	How do I obtain access to this Proxy Statement and the other proxy materials?

A.	We are making this Proxy Statement, the Notice of Annual Meeting of Stockholders, the Annual Report on Form 10-K and proxy card available to our stockholders by the Internet pursuant to rules adopted by the Securities and Exchange Commission. On or about March 30, 2011, we mailed to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K by the Internet and how to vote online. As a result, you will not receive a printed copy of the proxy materials unless you request a copy. All stockholders will be able to access the proxy materials on a website referred to in the Notice and in this Proxy Statement, and to request to receive a printed set of the proxy materials by mail free of charge. If you would like to receive a printed set of the proxy materials by mail, you should follow the instructions included in the Notice.

Q:	Who is soliciting my vote?

A:	The Board of Directors of CCFNB Bancorp, Inc. is soliciting your vote at the 2011 annual meeting of its stockholders.

Q:	What am I voting on?

A:	Three proposals. The item number below refers to the item number on the proxy card.
Item 1.	Election of four Class 1 directors.

Item 2.	Amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 15,000,000.

Item 3.	Ratification of appointment of J. H. Williams & Co., LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation.

Q:	Who can vote?

A:	All stockholders of record at the close of business on March 17, 2011 are entitled to vote. Holders of the Corporation’s Common Stock are entitled to one vote per share. Fractional shares, such as those in the dividend reinvestment plan, may not be voted.

Q:	How does my vote count?

A:	Each share is entitled to cast one vote for each proposal. For example, if you can vote 100 shares, you can cast up to 100 votes for each proposal.

Q:	How many votes are required to elect directors?

A:	Directors are elected by a plurality of the votes cast. The four candidates receiving the highest number of votes will be elected.

Q:	How many votes are required to amend the Amended and Restated Articles of Incorporation?

A:	A majority of votes cast by shareholders present in person or by proxy at the meeting, assuming a quorum is present, is required to pass the amendment.

Q:	How many votes are required to ratify the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation?

A:	A majority of the votes cast by shareholders present in person or by proxy at the meeting, assuming a quorum is present, is required to ratify such appointment.

Q:	Who can attend the meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. In order to provide adequate seating, please indicate your intention to attend when voting. Everyone must check in at the registration desk at the meeting. Light refreshments will be served; however, lunch will not be provided.

Q:	How do I vote?

A:	You may vote in person by submitting a ballot at the annual meeting. We will distribute ballots at the meeting. If you are a registered holder, either follow the instructions on the proxy card or in the Notice of Internet Availability. If you requested or were sent copies of the proxy materials, complete, sign and date the proxy card and return it in the envelope provided. If you hold shares of our stock in “street” name, you will receive information from your broker on how to give voting instructions to your broker.

Q:	What happens if I do not indicate my preference for one of the items?

A:	For a non-routine matter, such as the election of directors (Item 1), if you submit a proxy but do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote your shares FOR election of all the nominees for Director named in this Proxy Statement, unless your shares are held in “street” name. If your shares are held in “street” name, your broker may not discretionarily vote your shares in connection with the election of Directors and your vote will not be counted. If you “withhold” your vote for any of the nominees, this will be counted as a vote AGAINST that nominee. Similarly, if you submit a proxy but do not indicate how you wish to vote on the amendment to the Amended and Restated Articles of Incorporation (Item 2), the proxies will vote your shares FOR the amendment, unless your shares are held in “street” name. If your shares are held in “street” name, your broker may not discretionarily vote your shares in connection with the amendment and your votes will not be counted. For routine matters, such as the ratification of the appointment of the independent registered public accounting firm (Item 3), if you submit a proxy but do not indicate how you wish to vote, the proxies will vote FOR ratification. If your shares are held in “street” name, your broker may discretionarily vote your shares in connection with the ratification proposal.

Q:	What if I vote and then change my mind?

A:	You can revoke your proxy by writing to us, by submitting another properly signed proxy card with a more recent date, by voting again via telephone or Internet voting options, or by attending the meeting and casting your vote in person. If your shares are held in “street” name through a broker, any changes need to be made through them. Your last vote will be the vote that is counted.

Q:	How many votes must be present to hold the meeting?

A:	A “quorum” is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares. As of the record date, March 17, 2011, the Corporation had 2,225,931 shares of common stock outstanding. There must be a quorum in order for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered to be votes cast under Pennsylvania law. Brokers holding shares in “street” name for their customers generally may not vote on certain matters, such as the election of directors and the amendment to the Amended and Restated Articles of Incorporation, unless they receive voting instructions from their customers. Such shares for which brokers have not received voting instructions from their customers are called “broker non-votes.” Under Pennsylvania law, broker non-votes will be counted to determine if a quorum is present with respect to any matter to be voted upon by stockholders at the meeting only if such shares have been voted at the meeting on another matter other than a procedural motion, such as the ratification of the appointment of the independent registered public accounting firm.

Q:	Does any single stockholder control as much as 5% of our shares of Common Stock?

A:	No.

Q:	Is my vote confidential?

A:	Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Corporation and its stockholders. Generally, only the judges of election and the employees of American Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q:	Who will count the votes?

A:	Employees of American Stock Transfer & Trust Company will tabulate the votes prior to the meeting, and the judges of election will tabulate all votes cast at the annual meeting as well as those votes previously tabulated by American Stock Transfer.

Q:	What shares are included in the proxy card?

A:	The shares listed on your card or cards sent by the Corporation represent all the shares of Common Stock held in your name (as distinguished from those held in “street” name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in “street” name.

Q:	What does it mean if I get more than one proxy card?

A:	It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449.

Q:	How will the vote be communicated at the annual meeting?

A.	The Judges of Election will announce the results of the votes on the election of Class 1 directors, the amendment to the Amended and Restated Articles of Incorporation, the ratification of the selection of the independent registered public accounting firm, as well as the results of any other matters voted on at the meeting.

Q:	What happens if the meeting is postponed or adjourned?

A.	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	How much did this proxy solicitation cost?

A:	The Corporation has retained American Stock Transfer & Trust Company to solicit and tabulate proxies from stockholders at an estimated fee of $1,250.00, plus expenses. (Note that this fee does not include the costs of making available, printing and mailing the proxy statements.) Some of the directors, officers and other employees of the Corporation also may solicit proxies personally, by telephone and by mail. The Corporation will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Q:	Whom can I call with any questions?

A:	You may call American Stock Transfer & Trust Company at 1-800-937-5449 or visit their website: http://www.amstock.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Our Proxy Statement, Notice of Annual Meeting of Stockholders, Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Proxy Card are available at the following website address: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07477.
CORPORATE GOVERNANCE
     The Board of Directors consists of fifteen Directors, elected in three classes currently consisting of four, five and six directors each, each class being elected for staggered three year terms so that the term of one class only expires each year.
     All of the members of the Board of Directors, except for Lance O. Diehl, President and Chief Executive Officer of the Corporation and the Bank, are independent as defined by Rule 5605(a)(2) of the NASDAQ Stock Market. The Chairman of the Board of Directors, Glenn A. Halterman, is independent.
     The Board of Directors administers its risk oversight function by requiring regular and periodic reporting by management and through its committee structure. In addition to its executive, nomination and audit committees, the Board of Directors of the Bank also maintains the following active standing committees: Asset Liability Management Committee, Credit/Loan Committee and Trust Committee. Each of these committees has oversight responsibility for the specific risks relating to the Bank’s activities within each committee’s scope. Each committee also reports regularly to the full Board of Directors.
NOMINATION PROCESS
All the independent members of our Board of Directors act as our nomination committee. Mr. Diehl does not participate in this function. All of the other directors meet the independence standards as set forth in Rule 5605(a)(2) of the NASDAQ Stock Market. The principal duties of the nomination committee are:
•	Evaluation and selection of nominees for the Board of Directors;

•	Consideration of qualifications for committee membership;

•	Recommendations for revisions to our Code of Conduct and Ethics; and

•	Evaluation of the Board of Directors and its committees.
Whenever a stockholder recommends a person for director or a vacancy occurs, the nomination committee uses the following criteria in making a decision:
•	Backgrounds and experiences of current directors;

•	Specific knowledge and experience of a candidate;

•	Specific knowledge-based need, for example, need for a director with knowledge of the commercial real estate industry;

•	Diversified geographies in which our directors live and work;

•	Number of Board seats;

•	Whether a candidate has the time available to fully participate in the responsibilities of the Board and its committees; and

•	Whether a candidate holds at least $1,000 in market value of our common stock.
The nomination committee tries to reach a unanimous consensus on a nominee for director.
As Directors’ terms expire the Board will consider the need for replacement based on the review of the attributes of the remaining directors.
In addition to recommending potential candidates to the nomination committee, a stockholder may nominate a person for director in accordance with the requirements of our bylaws and mail the required information for the candidate to CCFNB Bancorp, Inc. c/o Nomination Committee, 232 East Street, Bloomsburg, PA 17815. The nomination committee has not adopted a written charter.
CODE OF CONDUCT AND ETHICS
Our Board has adopted a Code of Conduct and Ethics governing the principal executive officers of the Corporation, its subsidiary, First Columbia Bank & Trust Co., and all indirect subsidiaries. This Code of Conduct and Ethics governs the activities of not only our principal executive officers, but also our employees, agents and representatives and establishes guidelines for professional conduct in the workplace. Pursuant to the Sarbanes-Oxley Act of 2002, this Code of Conduct and Ethics contains a provision for a person to report an actual or apparent violation of this code as well as a complaint regarding our accounting or auditing matters to the Audit Committee without fear of dismissal or retaliation of any kind. All reports or complaints under this Whistleblower provision are also kept in confidence. The Code of Conduct and Ethics is available on our website at www.firstcolumbiabank.com.
HOW TO CONTACT OUR DIRECTORS
Stockholders who are interested in communicating with any of our directors can do so by writing a letter addressed to that director, c/o CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.
STOCK OWNERSHIP
STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS
This table indicates the number of shares of Common Stock beneficially owned by each executive officer, incumbent director and nominee, and by all of the Corporation’s executive officers, incumbent directors and nominees as a group, as of December 31, 2010. The aggregate number of shares owned by all directors, nominees and executive officers is 6.3% of the Corporation’s outstanding shares. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class
Jeffrey T. Arnold	82		—
Robert M. Brewington, Jr.	12,182	(2)	—
Edward L. Campbell	10,807	(3)	—
Lance O. Diehl	5,602	(4)	—
Robert W. Dillon	6,432	(5)	—
Frank D. Gehrig	10,332	(6)	—
William F. Gittler, Jr.	6,504		—
Glenn E. Halterman	10,000		—
Elwood R. Harding, Jr.	17,384	(7)	—
Joanne I. Keenan	864		—
Willard H. Kile, Jr.	20,725	(8)	—
W. Bruce McMichael, Jr.	3,000		—
Mary Ann B. Naugle	3,035		—
Paul K. Page	1,139		—
Andrew B. Pruden	179		—
Charles B. Pursel	21,274	(9)	—
Steven H. Shannon	10,000		—
Edwin A. Wenner	806		—
All Executive Officers and Directors as a group, 18 persons in total	140,347		6.3%

(1)	Includes shares held (a) directly and (b) jointly with a spouse, except as otherwise indicated. Fractional shares beneficially owned by such individuals have been rounded down to the number of whole shares beneficially owned.

(2)	Includes 417 shares held by Mr. Brewington’s spouse.

(3)	Includes 800 shares held by Mr. Campbell’s spouse.

(4)	Includes 71 shares held by Mr. Diehl’s spouse.

(5)	Includes 4,105 shares held by Dillon Floral Corporation, of which Mr. Dillon is the President and majority stockholder, and 2,236 shares held as Trustee for Mr. Dillon’s sons.

(6)	Includes 2,259 shares held by Mr. Gehrig’s spouse.

(7)	Includes 14,867 shares held by Mr. Harding’s spouse.

(8)	Includes 119 shares held by Mr. Kile’s father as custodian for Mr. Kile’s daughter.

(9)	Includes 9,108 shares held by Mr. Pursel’s deceased spouse’s trust.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Executive officers and directors and “beneficial owners” of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in beneficial ownership with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934.
We have reviewed the reports and written representations from the named executive officers and directors. The Corporation believes that all filing requirements were met during 2010.
BOARD OF DIRECTORS
THIS SECTION PROVIDES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS’ COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.
ELECTION OF DIRECTORS

Item 1	on Proxy Card
The Corporation currently has fifteen directors divided into three classes: four directors are in Class 1; five directors are in Class 2; and six directors are in Class 3. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.
At this meeting, the stockholders will elect four Class 1 directors. Mr. Edward L. Campbell, a Class 3 director who has served as Director since 1985, will be retiring from the Board of Directors before the annual meeting, having reached the mandatory retirement age of 72 set forth in the Corporation’s bylaws. The Board of Directors will not be nominating a director to fill Mr. Campbell’s seat. Mr. Charles B. Pursel, who has attained age 73, has been grandfathered from mandatory retirement pursuant to an amendment to the Corporation’s bylaws made in connection with the merger of the Corporation with Columbia Financial Corporation in 2008. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the following four nominees for Class 1 director. All of the following nominees are recommended by the Board of Directors:
Robert M. Brewington, Jr.
William F. Gittler, Jr.
Willard H. Kile, Jr.
Steven H. Shannon
All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the four nominees would be unable to act as a director. However, if any director is unable to stand for election, the Board of Directors, in its sole discretion, may designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.
The Board of Directors recommends a vote FOR the election of all four nominees as directors to Class 1.

The following information includes the age of each nominee and current director as of March 1, 2011. All directors of the Corporation are also directors of the Bank. For former directors of Columbia Financial Corporation, the reported years of service includes service as a director of Columbia Financial Corporation prior to the merger.
The Corporation considers each listed director’s years of service to our Board of Directors, business and industry experience, involvement in civic organizations and ties to the local communities in our market area, as attributes that provide the skills and knowledge necessary to be a vital and contributing member of the Board of Directors.
Class 1 Directors Whose Term Expires In 2011 And Nominees For Class 1 Directors Whose Term Will Expire In 2014
ROBERT M. BREWINGTON, JR., 59
Director since 1996. Owner of Sutliff Motors, Brewington Transportation, and a part owner of J&B Honda. Also a board member of the Benton Water & Sewer Authority. Mr. Brewington is the brother of Sally Tucker, one of the Bank’s Marketing Officers. The Board of Directors values Mr. Brewington’s experience and perspective as an entrepreneur and business owner.
WILLIAM F. GITTLER, JR., 65
Director since 1995. President, Catawissa Lumber & Specialty Co., Inc., a 53 year old PA Sub-S Corporation manufacturer. The Board of Directors values Mr. Gittler’s more than 40 years of managerial and administrative experience as an entrepreneur and business owner and his leadership experience in wood industry support organizations and in local public services organizations.
WILLARD H. KILE, JR., D.M.D., 55
Director since 2000. Partner of Kile & Robinson LLC, Partner of Kile & Kile Real Estate. Mr. Kile is a first cousin to Lance O. Diehl, President and Chief Executive Officer. The Board of Directors values Mr. Kile’s almost 30 years of experience with real estate investment and development within the Bank’s market area.
STEVEN H. SHANNON, 48
Director since 2000. Owner/President, Steve Shannon Tire Company, Inc. The Board of Directors values Mr. Shannon’s more than 20 years of experience and perspective as an entrepreneur and business owner.
Class 2 Directors Whose Term Expires In 2013
LANCE O. DIEHL, 44
Director since 2003. President and Chief Executive Officer of the Corporation since 2003 and the Bank since 2008. President and Chief Executive Officer of Columbia County Farmers National Bank from 2003 to 2008. Mr. Diehl is a first cousin to Mr. Kile, a director. The Pennsylvania Banking Code requires that a bank president be a member of the Board of Directors. The Board of Directors believes that it is important that the president, who also is the chief executive officer, be a member of the Board of Directors so that the president may interact on a peer to peer basis with his fellow directors. In addition, the Board of Directors values Mr. Diehl’s more than 20 years of experience in banking and his leadership experience as the Bank’s Chief Executive Officer and as a director of Millville Mutual Insurance Co, Anthracite Mutual Insurance Co., Neighborhood Group, Inc., and as Vice Chairman of the Columbia Alliance for Economic Growth.
GLENN E. HALTERMAN, 64
Director since 1984. Chairman of the Corporation since 2008 and the Bank since 2003. Chairman of Columbia Financial Corporation 2003 to 2008. Vice President of Finance, Fabtex Inc.; Interim CEO, First Columbia Bank & Trust Co. from January 1, 2004 to March 2005. The Board of Directors values Mr. Halterman’s experience and perspective as a senior executive of a local manufacturing business, his prior experience as a certified public accountant, and his prior service as interim chief executive officer of the Bank.
JOANNE I. KEENAN, 58
Director since 1991. President, Main Street Interiors & Design, Inc. The Board of Directors values Ms. Keenan’s knowledge, experience and perspective as a woman who is an entrepreneur and small business owner in the Bank’s market area.

W. BRUCE MCMICHAEL, JR., 51
Director since 2006. Licensed Funeral Director since 1984; President, McMichael Funeral Home, Inc., Benton, PA. Majored in Business/Education/Marketing. Owner/operator Kelchner-McMichael Funeral Home, Inc. in Berwick from 1985 until 2003. The Board of Directors values Mr. McMichael’s experience and perspective as an entrepreneur and business owner.
CHARLES B. PURSEL, 73
Director since 1973. Attorney at Law, of Counsel — Derr, Pursel, Luschas & Norton. The Board of Directors values Mr. Pursel’s almost 40 years of experience and perspective as a Director of the Bank, including 14 years as Chairman, and his more than 40 years of experience as an attorney handling real estate and other business transactions, as well as wills, trusts and estates within the Bank’s market area.
Class 3 Directors Whose Term Expires In 2012
ROBERT W. DILLON, 48
Director since 1996. President/CEO, Dillon Floral Corporation; current managing partner of Dillon Investments Partnership, a real estate holding company; current treasurer, past president and vice president of Premier Floral Distributors, LLC, a wholesale florist cooperative. The Board of Directors values Mr. Dillon’s experience as an entrepreneur and business owner, as a real estate investor and senior level executive, and his leadership experience as a Director of Millville Mutual Insurance Co.
FRANK D. GEHRIG, 65
Director since 2004. Currently, a partner in Gehrig & Kile, Certified Public Accountants; previously a member in Accounting Firm of Brewer and Company, Certified Public Accountants. Owner of Station Business Services Inc. in practice since 1973. Currently a director of Neighborhood Group, Inc. The Board of Directors values Mr. Gehrig’s knowledge and experience as a practicing certified public accountant within the Bank’s market area.
ELWOOD R. HARDING, JR., 64
Director since 1984. Attorney at law and President of Premier Real Estate Settlement Services, Inc. The Board of Directors values Mr. Harding’s almost 40 years of experience as an attorney handling a wide variety of business and real estate transactions.
MARY ANN B. NAUGLE, 64
Director since 2000. Retired 25 year Educator and Coach; Retired Secretary/Treasurer Naugle Lumber Yard Inc./Naugle Service Center; Retired President, A&M Self Storage. The Board of Directors values Ms. Naugle’s knowledge, experience and perspective as a woman who is a retired entrepreneur and former small business owner and her leadership service in state and local public service organizations.
ANDREW B. PRUDEN, 46
Director since 1995. Innkeeper/Owner, The Inn at Turkey Hill. The Board of Directors values Mr. Pruden’s 25 years of management experience in the hospitality industry within the Bank’s market area.
Meetings of the Board of Directors
During 2010, the Corporation’s Board of Directors held 20 meetings and the Bank’s Board of Directors held 20 meetings. All of the Corporation’s directors attended 75% or more of all Board of Directors and Committee meetings of the Corporation and the Bank during 2010.
Attendance at the Annual Meeting
The Corporation expects its directors to attend annual meetings of shareholders. Fourteen of fifteen directors were able to attend the CCFNB Bancorp, Inc. annual meeting held on May 11, 2010.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION
The Audit Committee of the Corporation is composed of the same members as the Audit Committee of the Bank. See discussion under the caption: “Audit Committee Report”. The Audit Committee serves as the Qualified Legal Compliance Committee of the Corporation for purposes of Rule 205 of the SEC.
The Corporation has no other standing committees. The Bank’s Executive Committee performs the functions for a compensation committee of the Corporation. See discussion under the caption: “Executive Compensation”. The Board of Directors, which includes the Executive Committee, reviews the Corporation’s capital structure, stock position and earnings, and analyzes other management issues, including long range planning.
The following table identifies the members of the Corporation’s committees as of December 31, 2010. All of the members, except Lance O. Diehl, meet the independence standards as set forth in Rule 5605(a)(2) of the NASDAQ Stock Market.
2010 DIRECTOR COMMITTEE MEMBERSHIP TABLE

Asset/Liability
	Credit/Loan	Audit	Trust	Management	Executive	Nomination
Name	Committee	Committee	Committee	Committee	Committee	Committee
Robert M. Brewington, Jr.		X	X			X
Edward L. Campbell		X	X			X
Lance O. Diehl	X		X	X	X
Robert W. Dillon	X *			X	X	X
Frank D. Gehrig	X	X			X	X
William F. Gittler, Jr.		X	X			X
Glenn E. Halterman	X		X	X	X *	X *
Elwood R. Harding, Jr.	X		X *		X	X
Joanne I. Keenan	X			X *	X	X
Willard H. Kile, Jr.	X	X *			X	X
W. Bruce McMichael, Jr.	X			X		X
Mary Ann B. Naugle		X	X			X
Andrew B. Pruden		X	X		X	X
Charles B. Pursel			X		X	X
Steven H. Shannon	X			X		X
Number of Meetings in 2010	18	4	8	4	1	1

*	Denotes Chairperson

2010 DIRECTOR COMPENSATION TABLE

	Fees
	Earned
	Or Paid	All Other
	in Cash	Compensation
Name	($)	($)		Total ($)
Robert M. Brewington, Jr.	16,700	5,148	(1)	21,848
Edward L. Campbell	16,400	0		16,400
Robert W. Dillon	17,600	0		17,600
Frank D. Gehrig	17,900	0		17,900
William F. Gittler, Jr.	16,700	0		16,700
Glenn E. Halterman	30,000	0		30,000
Elwood R. Harding, Jr.	18,900	0		18,900
Joanne I. Keenan	17,900	0		17,900
Willard H. Kile, Jr.	17,900	6,004	(1)	23,904
W. Bruce McMichael, Jr.	17,500	2,355	(1)	19,855
Mary Ann B. Naugle	16,700	0		16,700
Andrew B. Pruden	16,900	0		16,900
Charles B. Pursel	15,600	0		15,600
Paul E. Reichart	5,800	22,500	(2)	28,300
Steven H. Shannon	17,700	0		17,700

(1)	Represents interest earned on deferred director’s fees. See “Deferred Compensation Agreement for Directors” for more information.

(2)	Represents amount paid pursuant to non-qualified deferred compensation plan. See “Deferred Compensation Agreements for Directors” for more information.
Lance O. Diehl, President and Chief Executive Officer, is also a Director. Refer to the All Other Compensation Table on page 15 for fees paid to Mr. Diehl in his capacity as a Director.
Fees
Through June 30, 2010 with the exception of the Chairman of the Board, Directors of the Bank received $500 for each meeting of the Board of Directors attended and $300 for each committee meeting attended, except Loan/Credit Committee. The Directors on the Loan/Credit Committee may meet several times throughout the month but receive compensation for only one meeting per month. Beginning July 1, 2010, the Board of Directors began receiving monthly fee compensation in lieu of per meeting compensation. Beginning with the July 2010 board meeting, Directors of the Bank received $1,250 paid monthly with $625 deduction for any meeting of the Board of Directors not attended and $200 for each committee meeting attended, except Loan/Credit Committee, which continues to be paid as only one meeting per month. The Chairman of the Board receives $2,500 per month. Directors are not compensated for any Corporation meetings.

Deferred Compensation Agreements for Directors
In 1992, the Bank’s predecessor, Columbia County Farmers National Bank, entered into a non-qualified deferred compensation plan agreement with Paul E. Reichart, then serving as the Corporation’s and the Bank’s President and Chief Executive Officer, who served as Vice Chairman of the Board until his retirement from the Corporation in 2010. Under the Agreement, if Mr. Reichart served as an officer of the Bank until he attained 65 years of age, the Bank would pay him 120 consecutive monthly payments commencing on the first day of the month following his 65th birthday. Monthly payments under the agreement in the amount of $1,875 each began in February, 2003. Mr. Reichart received $22,500 in 2010 from this deferred compensation arrangement reported in the Directors Compensation table above.
Directors have the option of receiving or deferring their directors’ fees under a director’s deferred fee plan established in 2003 which allows a participating director to defer all or a portion of such fees until the year following the expiration of the director’s term. Each year, the director has the option of participating for that year. Payments are then made over specified terms under these arrangements for up to a ten-year period. Interest is to accrue on these deferred fees at a five-year certificate of deposit rate, which was set at 4.62% in 2008 and will continue until reset in January 2013. Three directors, Robert M. Brewington, Jr., Willard H. Kile, Jr. and W. Bruce McMichael, Jr. have elected to participate in this program. At December 31, 2010, the accrued balance for Mr. Brewington was $93,281; for Mr. Kile was $109,233; and for Mr. McMichael was $52,261. The amount of interest earned and accrued in 2010 for each such participant is reported in the Directors’ Compensation table above.
On January 1, 2009, a new director’s deferred fee plan was implemented. Each year, a participating director has the option of participating for that year. Payments are then made over specified terms under these arrangements up to a ten-year period. Interest is to accrue on these deferred fees at a five-year certificate of deposit rate, which was set at 4% in 2009 and will continue until reset in January 2014. Two directors, Robert M. Brewington, Jr. and Willard H. Kile, Jr., have elected to participate in this program. At December 31, 2010, the accrued balance for Mr. Brewington was $33,136; and for Mr. Kile was $37,221. The amount of interest earned and accrued in 2010 for each such participant is reported in the Directors’ Compensation table above. These same two directors have elected to participate in this program for 2011.
INFORMATION ABOUT EXECUTIVE OFFICERS
In addition to Lance O. Diehl, President and Chief Executive Officer of the Corporation and the Bank, who also serves as a Director of the Corporation and the Bank, the Executive Officers of the Corporation and the Bank are as follows:
Edwin A. Wenner is Executive Vice President and Chief Operating Officer, serving in that capacity since 2003. He had been employed with the former Columbia County Farmers National Bank since May 1974. During this time, he has held duties as Teller, Technology Director, Internal Auditor, Loan Officer, Community Office Manager, Credit Administrator, Vice President and Senior Vice President. Mr. Wenner has direct supervision over areas which include deposit operations, information technology, human resources, training, security and branch administration.
Jeffrey T. Arnold is Senior Vice President, Chief Financial Officer and Treasurer. He joined First Columbia Bank & Trust Co. in October 2008 with over 15 years experience, most recently as Assistant Vice President of Finance with Jersey Shore State Bank, Jersey Shore, PA. Mr. Arnold is an experienced Certified Public Accountant and Certified Internal Auditor. Mr. Arnold has direct supervision over areas which include regulatory reporting, asset/liability and investment management, compliance and accounting.
Paul K. Page is Senior Vice President and Chief Lending Officer. He was a Senior Vice President and Commercial Loan Team Leader of Bath National Bank, Bath, New York from 2001 until June 2005. At that point, he joined the staff of First Columbia Bank & Trust Co. as a Senior Vice President and Senior Lending Officer. Mr. Page has direct supervision over the credit administration area and all lending activities within the Bank.

EXECUTIVE COMPENSATION
The Bank’s Executive Committee reviews human resource matters. The Executive Committee discusses and reviews evaluations of and compensation for all management positions within the Bank.
Because all of our independent directors deem executive compensation to be very important to the overall development and performance of the Corporation, they sit as our Committee on Executive Compensation and are solely responsible for compensation decisions involving Messrs. Halterman and Diehl. Mr. Diehl does not participate in discussions and decisions concerning his own individual performance and compensation, but does participate in discussions and decisions regarding Messrs. Wenner’s and Page’s performance and compensation. Mr. Halterman does not participate in discussions concerning his own compensation.
Over the past year, the Board, sitting as the Committee on Executive Compensation, met one time to discuss the performance of the executive officers and to compare their performance with peers. Moreover, the Executive Committee met one time during 2010 to discuss the performance of all the officers excluding the executive officers. Officer’s salaries were also compared with peer reports.
Annual compensation for our senior executives includes salary, bonus and the Bank’s contribution to the executive’s 401K profit sharing plan account. This is similar to the compensation programs for most of our peer group banking companies.
We considered Messrs. Diehl’s, Wenner’s and Page’s pay and annual bonus appropriate because of their roles in creating a culture of high performance with high integrity and in leading the Corporation to strong financial results in 2010:
          - Deposits increased 2.5% to $473,792,000
          - Earnings from continuing operations grew 7.3% to $6,304,000
          - Loans increased 2.9% to $335,652,000
          - Return on average total capital was 9.35%
In addition, we considered Messrs. Diehl’s, Wenner’s and Page’s leadership in meeting the operational and strategic goals established for the Bank in the beginning of 2010.
As required by the Securities and Exchange Commission’s smaller reporting company rules, the following table sets forth information for the years ended December 31, 2010 and December 31, 2009, concerning the compensation of the Company’s principal executive officer and two other most highly compensated executive officers whose total compensation exceeded $100,000 (the “Named Executive Officers”).

2010 SUMMARY COMPENSATION TABLE

								Change in
								Pension
								Value and
								Nonqual-
							Non-Equity	ified	All Other
							Incentive	Deferred	Compensa-
Name and					Stock	Option	Plan	Comp.	tion ($)
Principal		Salary			Awards	Awards	Compen-	Earnings	(See Table
Position	Year	($)	Bonus ($)		($)	($)	sation ($)	($) (7)	Below)	Total ($)
Lance O. Diehl,	2010	193,800	49,600	(1)	0	0	0	29,166	21,242	293,808
President & Chief	2009	190,000	36,880	(2)	0	0	0	29,166	20,100	276,146
Executive Officer

Edwin A. Wenner,	2010	142,800	29,600	(3)	0	0	0	61,214	6,896	240,510
Chief Operating	2009	140,000	20,733	(4)	0	0	0	61,214	6,443	228,390
Officer

Paul K. Page,	2010	132,600	29,199	(5)	0	0	0	22,618	6,474	190,891
Chief Lending Officer	2009	130,000	21,610	(6)	0	0	0	12,342	6,064	170,016

(1)	Includes a $7,600 cash bonus representing 4% of 2009 base salary awarded to all full time employees of the bank and paid in 2010, and a $42,000 discretionary bonus paid in 2010.

(2)	Includes a $6,880 cash bonus representing 4.5% of 2008 base salary awarded to all full time employees of the bank and paid in 2009, and a $30,000 discretionary bonus paid in 2009.

(3)	Includes a $5,600 cash bonus representing 4% of 2009 base salary awarded to all full time employees of the bank and paid in 2010, and a $24,000 discretionary bonus paid in 2010.

(4)	Includes a $5,733 cash bonus representing 4.5% of 2008 base salary awarded to all full time employees of the bank and paid in 2009, and a $15,000 discretionary bonus paid in 2009.

(5)	Includes a $5,199 cash bonus representing 4% of 2009 base salary awarded to all full time employees of the bank and paid in 2010, and a $24,000 discretionary bonus paid in 2010.

(6)	Includes a $5,235 cash bonus representing 4.5% of 2008 base salary awarded to all full time employees of the bank and paid in 2009, a $15,000 discretionary bonus paid in 2009, and a $1,375 commercial loan incentive award.

(7)	Amounts reported are the increase in the aggregate balance under supplemental executive retirement plans described below under “Deferred Compensation Agreements.”
In November, 2007, in connection with the Agreement and Plan of Merger between the Corporation and Columbia Financial Corporation, the Corporation and the Bank entered into Employment Agreements with Mr. Diehl, Mr. Wenner and Mr. Page. The terms of the Employment Agreements are for an initial term of twenty-four months, commencing July 18, 2008, the effective date of the merger. The term of each Executive’s Employment Agreement is automatically extended for successive additional terms of one year each, unless the Executive or the Employers give written notice to the other on or before the first day of the fourth month prior to the Termination Date of the then current term of intention not to renew. No Executive, nor either Employer, gave notice of intention not to renew in 2010.
Under the terms and conditions of the Agreements, Mr. Diehl is entitled to receive an annual base salary of not less than $150,000; Mr. Wenner of not less than $125,000 and Mr. Page of not less than $120,000. Increases in compensation are determined in accordance with the annual performance evaluation by the Board of Directors. In December 2010 the Board of Directors approved annual base salaries for 2011 of $197,676 for Mr. Diehl; $145,656 for Mr. Wenner and $135,252 for Mr. Page. An Executive may terminate his employment upon one hundred twenty (120) days written notice. In the event the Employment Agreement is terminated by the Employers without cause, or by the Executive for good reason, the Bank shall pay the Executive his then current Annual Base Salary (minus applicable taxes and withholdings) prorated through the date of termination, together with the dollar value of any accrued vacation and the amount of any unreimbursed business expenses as of the date of termination, plus an amount equal to one times the Executive’s Annual Base Salary (minus applicable taxes and withholdings), unless, in the case of Mr. Diehl, the termination occurs within twelve (12) months after the occurrence of a Change in Control, in which case the Employers shall pay to Mr. Diehl an amount equal to 2.99 times his Annual Base Salary (minus applicable taxes and withholdings). The Executive also will be entitled to the continuation of life insurance, health and dental plans and other employee benefits made available to and on a cost basis consistent with all employees of the Employers for one (1) year after termination, unless in the case of Mr. Diehl, such termination occurs within twelve (12) months after the occurrence of a Change in Control, in which event continuation of said benefits shall be for three (3) years.
The Agreements also provide for a restrictive covenant prohibiting the Executive from competing with the Corporation for a period of two years, in the case of Mr. Diehl, and one year, in the case of either Mr. Wenner or Mr. Page, after termination of employment.
The compensation represented by amounts set forth in the All Other Compensation column of the Summary Compensation Table is set forth in the following table.
2010 ALL OTHER COMPENSATION TABLE

				Bank
				Contributions
		Perquisites and		to Retirement
		Other Personal	Director’s	and 401(k)
Name	Year	Benefits ($)	Fees ($)	Plans ($)	Total ($)
Lance O. Diehl	2010	—	13,500	7,742	21,242
	2009	—	12,500	7,600	20,100

Edwin A. Wenner	2010	—	—	6,896	6,896
	2009	—	—	6,443	6,443

Paul K. Page	2010	—	—	6,474	6,474
	2009	—	—	6,064	6,064
The total value of perquisites and other personal benefits for any named executive officer is less than $10,000.
Directors fees paid to Mr. Diehl are described above in connection with Directors compensation generally. Mr. Diehl is not compensated for attendance at committee meetings.
DEFERRED COMPENSATION AGREEMENTS
In 2003, the Bank’s predecessor, Columbia County Farmers National Bank, entered into supplemental executive retirement plan agreements with Mr. Diehl and Mr. Wenner to provide supplemental retirement benefits commencing with retirement after having attained the normal retirement age of 60 specified in the agreements. The agreements provide for normal retirement benefits paid monthly over a 15 year period commencing the month following the executive’s 60th birthday, at a rate of $90,000 per year for Mr. Diehl and $50,000 per year for Mr. Wenner. If the executive’s employment is terminated before normal retirement age absent a change in control and other than by the Bank for cause, the benefit payable to the executive will be the amount accrued in accordance with generally accepted accounting principles in the Bank’s accounting records on the date of termination of employment. If the executive is employed by the Bank at the time of a change in control, the executive will automatically become entitled to the normal retirement benefit described above. If the executive would die before reaching normal retirement age, a death benefit would be paid to his beneficiary in the amount of $640,000 in the case of Mr. Diehl and $355,000 in the case of Mr. Wenner. The executive’s right to the benefits provided under the Agreement is subject to the following vesting schedules:

For Mr. Diehl:
	Prior to 5 years -	0%
	After 5 years -	25%
	Each additional year -	5%
	After 20 years -	100%
For Mr. Wenner:
	Prior to 5 years -	0%
	After 5 years -	50%
	Each additional year -	10%
	After 10 years -	100%
In 2009, the Bank entered into a supplemental executive retirement plan agreement with Mr. Page to provide supplemental retirement benefits commencing with retirement after having attained the normal retirement age of 65 specified in the agreement. The agreements provide for normal retirement benefits paid monthly over a 15 year period commencing the first day of January occurring in the calendar year following the executive’s 65th birthday, at a rate of $50,000 per year. If the executive’s employment is terminated before normal retirement age absent a change in control and other than by the Bank for cause, the benefit payable to the executive will be the amount accrued in accordance with generally accepted accounting principles in the Bank’s accounting records on the date of termination of employment. If the executive is employed by the Bank at the time of a change in control, the executive will automatically become entitled to the normal retirement benefit described above. If the executive would die before reaching normal retirement age, a death benefit would be paid to his beneficiary in the amount of any vested, unpaid benefit. The executive’s right to the benefits provided under the Agreement is subject to the following vesting schedules:

For Mr. Page:
	Prior to 5 years -	0%
	After 5 years -	25%
	Each additional year -	7.5%
	After 15 years -	100%
The following tables present information about the supplemental non-qualified retirement benefits for Messrs. Diehl, Wenner and Page.
2010 PENSION BENEFITS TABLE

			Present Value	Payment
		Number of Years	of	During Last
		Credited	Accumulated	Fiscal Year
Name	Plan Name	Service (#)	Benefit ($)	($)
Lance O. Diehl, President and Chief Executive Officer	Non Qualified Deferred Compensation Plan	7 3/4	$171,024	-0-
Edwin A. Wenner, Chief Operating Officer	Non Qualified Deferred Compensation Plan	7 3/4	$362,120	-0-
Paul K. Page, Chief Lending Officer	Non Qualified Deferred Compensation Plan	1 1/2	$34,960	-0-
The following table summarizes potential change in control benefits for each of the named executive officers. For the purposes of this table we assumed a change in control of the Corporation and a termination of employment by the surviving company without cause (or a resignation by the executive for good reason), and that both events occurred on December 31, 2010.

2010 CHANGE OF CONTROL BENEFITS TABLE

		Benefit Under
	Cash Benefit Under	Deferred	General Health and
	Employment	Compensation	Welfare Benefit ($)	Total Benefits ($)
Name	Agreement ($)	Agreement ($) (1)	(2)	(3)
Lance O. Diehl	579,462	1,350,000	6,489	1,935,951
Edwin A. Wenner	142,800	750,000	7,484	900,284
Paul K. Page	132,600	750,000	13,545	896,145

(1)	Benefit payable over 15 year period upon executive reaching normal retirement age specified in the executive’s respective agreement in annual installments of $90,000 for Mr. Diehl and $50,000 for Messrs. Wenner and Page.

(2)	Value of benefits based upon assumptions used for financial reporting purposes under generally accepted accounting principles.

(3)	Does not include amount of additional “excise tax adjustment payment,” if applicable.
CERTAIN TRANSACTIONS AND RELATIONSHIPS
During 2010, some of the directors and executive officers of the Corporation, members of their immediate families and some of the companies with which they are associated, had banking transactions in the ordinary course of business with the Bank and may be expected to have similar transactions in the future. These transactions are made on substantially the same terms including interest rates, collateral requirements, and repayment terms, as those prevailing at the time for comparable transactions with non affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.
Any business dealing, including extensions of credit, between the Company or the Bank and a Director of the Company or the Bank, or with any entity controlled by such a Director, other than a deposit, trust service or other product or service provided by a bank in the ordinary course of business, is required to be reviewed and approved by a majority of the disinterested Directors. In considering a proposed insider transaction, the disinterested Directors are to reasonably determine whether the transaction would be in the best interest of the Company or the Bank and on the terms and conditions, including price, substantially the same as those prevailing at the time for comparable transactions with non-insiders.
Extensions of credit by the Bank to a Director of the Company or the Bank, or to a related interest of such a Director, are subject to Federal Reserve Board Regulation O. Although Regulation O requires the prior approval of such an extension of credit by the Bank’s disinterested Directors if the aggregate amount of all extensions of credit to such Director and the related interests of the Director would exceed $500,000, the Company requires prior approval of all such extensions of credit.
AUDIT COMMITTEE REPORT
The Audit Committee is made up of the following directors: Willard H. Kile, Jr. (Chairman), Robert M. Brewington, Jr., Edward L. Campbell, Frank D. Gehrig, William F. Gittler, Jr., Mary Ann B. Naugle and Andrew B. Pruden. The Audit Committee met four times in 2010. The Audit Committee operates pursuant to a charter. The audit committee charter is available on our website at www.firstcolumbiabank.com.
Each member of the Audit Committee meets the independence standards contained in Rule 5605(a)(2) of the listing rules for The NASDAQ Stock Market. The Audit Committee membership currently does not include an individual who satisfies the literal and exact definition of a “financial expert”, as promulgated by the SEC. Our Board considers each member of the Audit Committee to be financially literate and several members have significant “financial” qualifications. These qualifications, in total, however, are not those specifically required by the SEC in order to qualify as a “financial expert”. The Board has reviewed the qualifications of the Audit Committee and is satisfied that the current membership is more than sufficiently qualified to carry out its responsibilities. In addition, the Audit Committee is independently empowered to engage consultants and experts should it feel necessary to do so to gain additional expertise on a given matter. The Board is continuing to review its composition and may look to add to its membership in the future an individual who satisfies the strict definition of a “financial expert”.
The Audit Committee, on behalf of the Board, oversees the Corporation’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements in the Corporation’s fiscal year 2010 Annual Report to Shareholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Corporation’s external auditors are responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditors their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Corporation’s external auditors under generally accepted auditing standards. The Corporation’s external auditors have expressed the opinion that the Corporation’s audited financial statements conform to generally accepted accounting principles.
The Audit Committee discussed with the external auditors their independence from management and the Corporation, and received the written disclosures concerning the external auditors’ independence required by the Public Company Accounting Oversight Board to be made by the external auditors to the Corporation.
Over the past year, the Audit Committee discussed with the Corporation’s external auditors the overall scope and plans for their respective audits. The Audit Committee met with the external and internal auditors to discuss the results of their examinations, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010, to be filed with the Securities and Exchange Commission.
     Submitted by the members of the Audit Committee:
Willard H. Kile, Jr., Chair
Robert M. Brewington, Jr.
Edward L. Campbell
Frank D. Gehrig
William F. Gittler, Jr.
Mary Ann B. Naugle
Andrew B. Pruden
AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Item 2	on Proxy Card
The Board of Directors of the Corporation, at a meeting held on February 15, 2011, unanimously adopted a resolution approving and recommending to the shareholders for their adoption an amendment to the Amended and Restated Articles of Incorporation (the “Articles”) of the Corporation. This amendment provides that the first paragraph of Article 4 of the Articles be amended in order to increase the number of authorized shares of common stock from 5,000,000 to 15,000,000.
     Specifically, the first paragraph of Article 4 of the Articles, which now reads as follows:

     4. The corporation shall have authority to issue five million (5,000,000) shares of common stock, par value $1.25 per share, and one million (1,000,000) shares of preferred stock, par value $1.25 per share.
     would be amended and restated to read in its entirety as follows:
     4. The corporation shall have authority to issue fifteen million (15,000,000) shares of common stock, par value $1.25 per share, and one million (1,000,000) shares of preferred stock, par value $1.25 per share.
EFFECT OF AMENDMENT ON CURRENT SHAREHOLDERS
If the proposed amendment is approved by the shareholders, the additional common stock so authorized could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by the Corporation and their interest in the Corporation could be diluted by such issuances with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.
PURPOSE OF PROPOSED INCREASE IN AUTHORIZED COMMON SHARES
The primary purpose of the proposed amendment to increase our authorized common stock is to provide the Corporation with flexibility to raise additional capital or engage in a range of investment and strategic opportunities through equity financings including, without limitation, stock dividends, stock splits and equity compensation arrangements. Approval of the proposed amendment will enable the Board of Directors to undertake such initiatives without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action.
The affirmative vote of a majority of all votes cast is required to approve the amendment. All proxies will be voted FOR the amendment unless a shareholder specifies otherwise.
The Board of Directors recommends that you vote “FOR” the proposal to amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RATIFICATION OF THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP

Item 3	on Proxy Card
The Board of Directors of the Corporation has appointed the firm of J. H. Williams & Co., LLP, (JH Williams) Certified Public Accountants, of Kingston, Pennsylvania, as the Corporation’s independent registered public accounting firm for its 2011 fiscal year. Such appointment was recommended by the Audit Committee and is presented for shareholder ratification.
A representative of JH Williams will be present at the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.
The affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment.
If a majority of the votes cast at the Annual Meeting is against ratification, the Audit Committee will reconsider its selection of JH Williams. The Audit Committee, however, will be under no obligation to select new independent auditors. If the Audit Committee does select new independent auditors for 2011, the Audit Committee will not seek shareholder ratification of the Audit Committee’s new selection.
The Board of Directors recommends that you vote “FOR” ratification of the appointment of JH Williams, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year 2011. All proxies will be voted “FOR” ratification of appointment unless a shareholder specifies otherwise.
FEES PAID TO J. H. WILLIAMS & CO., LLP
Aggregate fees for professional services for the Corporation rendered by JH Williams for the years ended December 31, 2010 and 2009 were:

	2010	2009

Audit	91,750	100,500
Audit Related	19,800	8,900
Tax	9,500	9,500
All Other	0	0

Total	$121,050	$118,900

Audit fees — Audit fees for 2010 and 2009 were $91,750 and $100,500, respectively, for the annual audit and quarterly reviews of the consolidated financial statements for services related to attestation reports required by statute or regulation and consents in respect of Securities and Exchange Commission filings.
Audit-related fees — Audit-related fees for 2010 and 2009 were $19,800 and $8,900 respectively, and are comprised of assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures not required by statute or regulation, which address accounting, reporting and control matters with respect to the trust department and 401K plan of the Bank for 2010 and 401K plan of the Bank for 2009.
Tax fees — Tax fees for 2010 and 2009 were $9,500 each, for tax return compliance, tax advice and tax planning.
All other fees — The Corporation’s current policy restricts the use of JH Williams to audit, audit-related and tax services only.
AUDIT COMMITTEE PROCEDURES
The Corporation’s policy on the use of JH Williams’ services is not to engage its registered independent accounting firm for services other than audit, audit-related and tax services.
The terms and fees for the annual audit service engagement must be pre-approved by the Audit Committee. Additionally, all fees for audit, audit-related and tax services must be approved by the Audit Committee and any fees in excess of budgeted fees must also be specifically approved by the Audit Committee.
OTHER INFORMATION
THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.
OTHER PROPOSED ACTION
The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with the directions of the Board of Directors.
STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
Stockholder proposals for the 2012 Annual Meeting must be received by December 1, 2011 to be considered for inclusion in the Corporation’s 2012 Proxy Statement. Stockholder proposals for the 2012 Annual Meeting which the proponents do not desire to include in the 2012 Proxy Statement must be received by February 14, 2012. All stockholder proposals should be addressed to the Secretary.

Important Notice of Availability of Proxy Materials for the Stockholder’s Meeting of
CCFNB BANCORP, INC.
To Be Held On:
May 10, 2011 at 10:00 A.M.
First Columbia Bank & Trust Co.
Operations Center
992 Central Road, Bloomsburg, Pennsylvania

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07477
Please make your request for a copy as instructed below on or before May 3, 2011 to facilitate timely delivery. There is no charge to you for requesting a copy.

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962); 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

NOMINEES:	Robert M. Brewington, Jr. William F. Gittler, Jr. Willard H. Kile, Jr. Steven H. Shannon
The Board of Directors recommends a vote FOR the election of each of the named nominees.
Please note that you cannot use this notice to vote by mail.

2.	Amend Article 4 of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 5,000,000 to 15,000,000.

3.
Ratification of the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent registered public accounting firm for the Corporation for the year ending December 31, 2011.

The Board of Directors recommends a vote FOR these proposals.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

ANNUAL MEETING OF STOCKHOLDERS OF
CCFNB BANCORP, INC.
May 10, 2011
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Annual Report on Form
10-K, Proxy Statement and Proxy Card are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07477

ê   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

NOMINEES:
☐	FOR ALL NOMINEES	O O	Robert M. Brewington, Jr. William F. Gittler, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Willard H. Kile, Jr. Steven H. Shannon

☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Amend Article 4 of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 5,000,000 to 15,000,000.	☐	☐	☐

3.
Ratification of the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent registered public accounting firm for the Corporation for the year ending December 31, 2011.
		☐	☐	☐
This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the Class 1 Director nominees listed; FOR the proposed amendment to the Amended and Restated Articles of Incorporation; and FOR the ratification of the selection of the independent registered public accounting firm.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 30, 2011 and Annual Report on Form 10-K, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF CCFNB BANCORP, INC. AND VOTE IN PERSON.
Yes, I(we) plan to attend the Annual Meeting. ☐
Light refreshments will be served; however, lunch will not be provided.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▀	▀

ANNUAL MEETING OF STOCKHOLDERS OF
CCFNB BANCORP, INC.
May 10, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Annual Report on Form 10-K, Proxy Statement and Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07477
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê   Please detach along perforated line and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

NOMINEES:
☐	FOR ALL NOMINEES	O O	Robert M. Brewington, Jr. William F. Gittler, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Willard H. Kile, Jr. Steven H. Shannon

☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Amend Article 4 of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 5,000,000 to 15,000,000.	☐	☐	☐

3.
Ratification of the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent registered public accounting firm for the Corporation for the year ending December 31, 2011.
		☐	☐	☐
This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the Class 1 Director nominees listed; FOR the proposed amendment to the Amended and Restated Articles of Incorporation; and FOR the ratification of the selection of the independent registered public accounting firm.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 30, 2011 and Annual Report on Form 10-K, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF CCFNB BANCORP, INC. AND VOTE IN PERSON.
Yes, I(we) plan to attend the Annual Meeting. ☐
Light refreshments will be served; however, lunch will not be provided.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▀	▀

CCFNB BANCORP, INC.
PROXY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby constitutes and appoints Elaine M. Edwards and Nancy L. Housenick and each any any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the “Corporation”) that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at First Columbia Bank & Trust Co., 992 Central Road, Bloomsburg, PA 17815, on May 10, 2011 at 10:00 a.m. and at any adjournment or postponement thereof as follows:
(PLEASE DATE AND SIGN ON REVERSE SIDE)

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